                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
(as depositor under a certain Pooling and Servicing Agreement dated as of May 1,
 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series
         2005-A) (Exact Name of Registrant as specified in its charter)



        Delaware                  333-115371-05               52-2029487
------------------------      ---------------------     -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.
------------------------

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the July 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.



                                        By: /s/ James H. Jenkins,
                                            --------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO



Dated: July 27, 2005

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                                                                                                                         Page 1 of 7

                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                            JULY 25, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
  CLASS          ORIGINAL         BEGINNING        PRINCIPAL       INTEREST          TOTAL       REALIZED  DEFERRED        ENDING
                FACE VALUE        PRINCIPAL                                                       LOSSES   INTEREST       PRINCIPAL
                                   BALANCE                                                                                 BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1         42,380,000.00    41,730,202.23    1,262,835.49     111,469.07     1,374,304.56      0.00      0.00      40,467,366.74
   AF2         26,370,000.00    26,370,000.00            0.00      98,755.65        98,755.65      0.00      0.00      26,370,000.00
   AF3          7,890,000.00     7,890,000.00            0.00      32,046.55        32,046.55      0.00      0.00       7,890,000.00
   AF4         15,180,000.00    15,180,000.00            0.00      65,944.45        65,944.45      0.00      0.00      15,180,000.00
   AF5         10,200,000.00    10,200,000.00            0.00      40,953.00        40,953.00      0.00      0.00      10,200,000.00
   AV          82,820,000.00    82,228,775.21    2,349,188.93     218,369.11     2,567,558.04      0.00      0.00      79,879,586.28
   M1          23,090,000.00    23,090,000.00            0.00      67,244.90        67,244.90      0.00      0.00      23,090,000.00
   M2          14,000,000.00    14,000,000.00            0.00      42,949.92        42,949.92      0.00      0.00      14,000,000.00
   M3           2,820,000.00     2,820,000.00            0.00       8,782.94         8,782.94      0.00      0.00       2,820,000.00
   M4           4,540,000.00     4,540,000.00            0.00      15,764.22        15,764.22      0.00      0.00       4,540,000.00
   M5           2,330,000.00     2,330,000.00            0.00       8,271.67         8,271.67      0.00      0.00       2,330,000.00
   M6           3,320,000.00     3,320,000.00            0.00      12,819.13        12,819.13      0.00      0.00       3,320,000.00
   B1           4,300,000.00     4,300,000.00            0.00      20,281.98        20,281.98      0.00      0.00       4,300,000.00
   B2           3,320,000.00     3,320,000.00            0.00      15,659.58        15,659.58      0.00      0.00       3,320,000.00
   B3           3,075,000.00     3,075,000.00            0.00      14,503.98        14,503.98      0.00      0.00       3,075,000.00
   R                    0.00             0.00            0.00           0.00             0.00      0.00      0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS        245,635,000.00   244,393,977.44    3,612,024.42     773,816.15     4,385,840.57      0.00      0.00     240,781,953.02
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   X          245,635,417.10   244,739,929.30            0.00          21.10            21.10      0.00      0.00     241,660,852.62
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


                                  FACTOR INFORMATION PER $1000 OF ORIGINAL                                   FACE PASS-THROUGH RATES

------------------------------------------------------------------------------------------------------------------------------------
  CLASS      CUSIP           BEGINNING         PRINCIPAL    INTEREST          TOTAL              ENDING       CLASS    CURRENT PASS-
                             PRINCIPAL                                                          PRINCIPAL                 THRU RATE
------------------------------------------------------------------------------------------------------------------------------------
   AF1     73316PCU2       984.66734851     29.79791151    2.63022817      32.42813969        954.86943700      AF1       3.434380 %
   AF2     73316PCV0     1,000.00000000      0.00000000    3.74500000       3.74500000      1,000.00000000      AF2       4.494000 %
   AF3     73316PCW8     1,000.00000000      0.00000000    4.06166667       4.06166667      1,000.00000000      AF3       4.874000 %
   AF4     73316PCX6     1,000.00000000      0.00000000    4.34416667       4.34416667      1,000.00000000      AF4       5.213000 %
   AF5     73316PCY4     1,000.00000000      0.00000000    4.01500000       4.01500000      1,000.00000000      AF5       4.818000 %
   AV      73316PCZ1       992.86132830     28.36499553    2.63667121      31.00166675        964.49633277      AV        3.414380 %
   M1      73316PDA5     1,000.00000000      0.00000000    2.91229537       2.91229537      1,000.00000000      M1        3.744380 %
   M2      73316PDB3     1,000.00000000      0.00000000    3.06785143       3.06785143      1,000.00000000      M2        3.944380 %
   M3      73316PDC1     1,000.00000000      0.00000000    3.11451773       3.11451773      1,000.00000000      M3        4.004380 %
   M4      73316PDD9     1,000.00000000      0.00000000    3.47229515       3.47229515      1,000.00000000      M4        4.464380 %
   M5      73316PDE7     1,000.00000000      0.00000000    3.55007296       3.55007296      1,000.00000000      M5        4.564380 %
   M6      73316PDF4     1,000.00000000      0.00000000    3.86118373       3.86118373      1,000.00000000      M6        4.964380 %
   B1      73316PDG2     1,000.00000000      0.00000000    4.71673953       4.71673953      1,000.00000000      B1        6.064380 %
   B2      73316PDH0     1,000.00000000      0.00000000    4.71674096       4.71674096      1,000.00000000      B2        6.064380 %
   B3      73316PDJ6     1,000.00000000      0.00000000    4.71674146       4.71674146      1,000.00000000      B3        6.064380 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                     994.94769654     14.70484426    3.15026828      17.85511255       980.24285228
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------------------------------------------------------------------------------------------------------------------------------------
   X           N/A         996.35440275      0.00000000    0.00008590       0.00008590        983.81925324      X         0.000000 %
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                             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT
                                             THE ADMINISTRATOR LISTED BELOW: RYAN VAUGHN

                                     JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                  4 NEW YORK PLAZA FLR 6, New York,
                                                 New York 10004 Tel: (212) 623-4484 /
                                                    Fax: (212) 623-5930 Email:
                                                    Ryan.M.Vaughn@JPMorgan.com
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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

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                                                                                                                         Page 2 of 7
                                          POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                          JULY 25, 2005
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                              Group I Scheduled Principal                                                                105,106.83
                              Group I Curtailments                                                                         7,864.50
                              Group I Prepayments                                                                        963,535.04
                              Group I Repurchases                                                                              0.00
                              Group I Liquidation Proceeds                                                                     0.00

                              Group II Scheduled Principal                                                               123,734.38
                              Group II Curtailments                                                                        6,225.49
                              Group II Prepayments                                                                     1,872,610.44
                              Group II Repurchases                                                                             0.00
                              Group II Liquidation Proceeds                                                                    0.00

                              Extra Principal Distribution Amount                                                        532,947.74

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                              Interest Distribution - AF-1                                                               111,469.07
                              Unpaid Interest - AF-1                                                                           0.00
                              Remaining Unpaid Interest - AF-1                                                                 0.00

                              Interest Distribution - AF-2                                                                98,755.65
                              Unpaid Interest - AF-2                                                                           0.00
                              Remaining Unpaid Interest - AF-2                                                                 0.00

                              Interest Distribution - AF-3                                                                32,046.55
                              Unpaid Interest - AF-3                                                                           0.00
                              Remaining Unpaid Interest - AF-3                                                                 0.00

                              Interest Distribution - AF-4                                                                65,944.45
                              Unpaid Interest - AF-4                                                                           0.00
                              Remaining Unpaid Interest - AF-4                                                                 0.00

                              Interest Distribution - AF-5                                                                40,953.00
                              Unpaid Interest - AF-5                                                                           0.00
                              Remaining Unpaid Interest - AF-5                                                                 0.00

                              Interest Distribution - AV                                                                 218,369.11
                              Unpaid Interest - AV                                                                             0.00
                              Remaining Unpaid Interest - AV                                                                   0.00

                              Interest Distribution - M-1                                                                 67,244.90
                              Unpaid Interest - M-1                                                                            0.00
                              Remaining Unpaid Interest - M-1                                                                  0.00
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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

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                                                                                                                         Page 3 of 7
                                          POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                         JULY 25, 2005
------------------------------------------------------------------------------------------------------------------------------------
                              Interest Distribution - M-2                                                                  42,949.92
                              Unpaid Interest - M-2                                                                             0.00
                              Remaining Unpaid Interest - M-2                                                                   0.00

                              Interest Distribution - M-3                                                                   8,782.94
                              Unpaid Interest - M-3                                                                             0.00
                              Remaining Unpaid Interest - M-3                                                                   0.00

                              Interest Distribution - M-4                                                                  15,764.22
                              Unpaid Interest - M-4                                                                             0.00
                              Remaining Unpaid Interest - M-4                                                                   0.00

                              Interest Distribution - M-5                                                                   8,271.67
                              Unpaid Interest - M-5                                                                             0.00
                              Remaining Unpaid Interest - M-5                                                                   0.00

                              Interest Distribution - M-6                                                                  12,819.13
                              Unpaid Interest - M-6                                                                             0.00
                              Remaining Unpaid Interest - M-6                                                                   0.00

                              Interest Distribution - B-1                                                                  20,281.98
                              Unpaid Interest - B-1                                                                             0.00
                              Remaining Unpaid Interest - B-1                                                                   0.00

                              Interest Distribution - B-2                                                                  15,659.58
                              Unpaid Interest - B-2                                                                             0.00
                              Remaining Unpaid Interest - B-2                                                                   0.00

                              Interest Distribution - B-3                                                                  14,503.98
                              Unpaid Interest - B-3                                                                             0.00
                              Remaining Unpaid Interest - B-3                                                                   0.00

                        Interest Reductions

                              Net Prepayment Interest Shortfalls                                                                0.00
                              Relief Act Reductions                                                                             0.00

                              Class AF-1 Interest Reduction                                                                     0.00
                              Class AF-2 Interest Reduction                                                                     0.00
                              Class AF-3 Interest Reduction                                                                     0.00
                              Class AF-5 Interest Reduction                                                                     0.00
                              Class AF-4 Interest Reduction                                                                     0.00
                              Class AV Interest Reduction                                                                       0.00
                              Class M-1 Interest Reduction                                                                      0.00
                              Class M-2 Interest Reduction                                                                      0.00
                              Class M-3 Interest Reduction                                                                      0.00
                              Class M-4 Interest Reduction                                                                      0.00
                              Class M-5 Interest Reduction                                                                      0.00
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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


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                                                                                                                         Page 4 of 7
                                        POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                         JULY 25, 2005
------------------------------------------------------------------------------------------------------------------------------------
                              Class M-6 Interest Reduction                                                                      0.00
                              Class B-1 Interest Reduction                                                                      0.00
                              Class B-2 Interest Reduction                                                                      0.00
                              Class B-3 Interest Reduction                                                                      0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                              Class AF-1 Available Funds Shortfall                                                              0.00
                              Class AF-2 Available Funds Shortfall                                                              0.00
                              Class AF-3 Available Funds Shortfall                                                              0.00
                              Class AF-4 Available Funds Shortfall                                                              0.00
                              Class AF-5 Available Funds Shortfall                                                              0.00
                              Class AV Available Funds Shortfall                                                                0.00
                              Class M-1 Available Funds Shortfall                                                               0.00
                              Class M-2 Available Funds Shortfall                                                               0.00
                              Class M-3 Available Funds Shortfall                                                               0.00
                              Class M-4 Available Funds Shortfall                                                               0.00
                              Class M-5 Available Funds Shortfall                                                               0.00
                              Class M-6 Available Funds Shortfall                                                               0.00
                              Class B-1 Available Funds Shortfall                                                               0.00
                              Class B-2 Available Funds Shortfall                                                               0.00
                              Class B-3 Available Funds Shortfall                                                               0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                              Group I Beginning Pool Balance                                                          101,560,353.90
                              Group I Ending Pool Balance                                                             100,483,847.53
                              Group II Beginning Pool Balance                                                         143,179,575.40
                              Group II Ending Pool Balance                                                            141,177,005.09
                              Total Beginning Pool Balance                                                            244,739,929.30
                              Total Ending Pool Balance                                                               241,660,852.62

Sec. 4.03(a)(vi)        Servicing Fee

                              Group I Servicing Fee                                                                        42,316.81
                              Group II Servicing Fee                                                                       59,658.16

Sec. 4.03(a)(viii)      Delinquency Advances

                              Group I Delinquency Advances Included in Current Distribution     0.00
                              Group I Recouped Advances Included in Current Distribution        0.00
                              Group I Recouped Advances From Liquidations                       0.00
                              Group I Aggregate Amount of Advances Outstanding                  0.00

                              Group II Delinquency Advances Included in Current Distribution    0.00
                              Group II Recouped Advances Included in Current Distribution       0.00
                              Group II Recouped Advances From Liquidations                      0.00
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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

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                                                                                                                        Page 5 of 7
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                           JULY 25, 2005
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
                              Group II Aggregate Amount of Advances Outstanding                                                 0.00



Section 4.03(a)(ix) A   Group I,Group II Loans Delinquent


                         ---------------------------------------------------------------------------------
                                                       Delinquency by Group
                         ---------------------------------------------------------------------------------
                                                            Group 1
                         ---------------------------------------------------------------------------------
                          Period           Number            Principal Balance                  Percentage
                         ---------------------------------------------------------------------------------
                          0-30 days         18                 2,300,944.36                       2.29%
                         31-60 days          4                   376,379.79                       0.37%
                         61-90 days          0                         0.00                       0.00%
                           91+days           0                         0.00                       0.00%
                         ---------------------------------------------------------------------------------
                           Total            22                 2,677,324.15                       2.66%
                         ---------------------------------------------------------------------------------


                         ---------------------------------------------------------------------------------
                                                       Delinquency by Group
                         ---------------------------------------------------------------------------------
                                                            Group 2
                         ---------------------------------------------------------------------------------
                          Period           Number            Principal Balance                 Percentage
                         ---------------------------------------------------------------------------------

                          0-30 days         30                 4,360,430.40                       3.09%
                         31-60 days          5                   863,823.12                       0.61%
                         61-90 days          1                   137,500.00                       0.10%
                          91+days            0                         0.00                       0.00%
                         ---------------------------------------------------------------------------------
                          Total             36                 5,361,753.52                       3.80%
                         ---------------------------------------------------------------------------------


Sec. 4.03 (a)(ix) B     Group I,Group II Loans in Foreclosure

                         ---------------------------------------------------------------------------------
                                                        Foreclosure by Group
                         ---------------------------------------------------------------------------------
                          Group          Number of           Principal Balance                 Percentage
                          Number          Loans
                         ---------------------------------------------------------------------------------
                            1               0                           0.00                      0.00%
                            2               1                     107,000.00                      0.08%
                         ---------------------------------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II Loans in REO


                                                            REO by Group
                         ---------------------------------------------------------------------------------
                          Group          Number of           Principal Balance                 Percentage
                          Number          Loans
                         ---------------------------------------------------------------------------------
                            1               0                           0.00                      0.00%
                            2               0                           0.00                      0.00%
                         ---------------------------------------------------------------------------------


                        Market Value of Group I REO Loans                                                                       0.00


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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 6 of 7
                                           POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                         JULY 25, 2005
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
                              Market Value of Group II REO Loans                                                               0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest Loans

                              Group I Three Largest Loans                                                               2,038,590.79
                              Group II Three Largest Loans                                                              2,240,149.06

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover
                              Class AF-1 Net WAC Cap Carryover Amounts Due                                                      0.00
                              Class AF-1 Net WAC Cap Carryover Amounts Paid                                                     0.00
                              Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                            0.00

                              Class AV Net WAC Cap Carryover Amounts Due                                                        0.00
                              Class AV Net WAC Cap Carryover Amounts Paid                                                       0.00
                              Class AV Net WAC Cap Carryover Remaining Amounts Due                                              0.00
                              Class B-1 Net WAC Cap Carryover Amounts Due                                                   1,661.86
                              Class B-1 Net WAC Cap Carryover Amounts Paid                                                      0.00
                              Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                         1,661.86
                              Class B-2 Net WAC Cap Carryover Amounts Due                                                   1,283.11
                              Class B-2 Net WAC Cap Carryover Amounts Paid                                                      0.00
                              Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                         1,283.11
                              Class B-3 Net WAC Cap Carryover Amounts Due                                                   1,188.42
                              Class B-3 Net WAC Cap Carryover Amounts Paid                                                      0.00
                              Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                         1,188.42

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually Past Due

                              Group I Aggregate Principal Balance of Balloon Loans                                              0.00
                              Group II Aggregate Principal Balance of Balloon Loans                                             0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                              Group I Current Period Realized Losses                                                            0.00
                              Group I Cumulative Realized Losses                                                                0.00
                              Group II Current Period Realized Losses                                                           0.00
                              Group II Cumulative Realized Losses                                                               0.00
                              Group II Cumulative Realized Losses                                                               0.00

Sec. 4.03 (a)(xvi)      Reserve Fund
                              Beginning Balance of Reserve Fund                                                                 0.00
                              Funds Withdrawn From Reserve Fund For Distribution                                                0.00
                              Funds Deposited to Reserve Fund                                                                   0.00
                              Ending Balance of Reserve Fund                                                                    0.00
Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                              Group I Number of Loans Repurchased                                                         0.00
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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
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                                                                                                                         Page 7 of 7
                                            POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                           JULY 25, 2005
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
                              Group II Number of Loans Repurchased                                                              0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due

                              Group I Weighted Average Mortgage Rate                                                           6.94%
                              Group II Weighted Average Mortgage Rate                                                          6.92%

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                              Group I Weighted Average Remaining Term                                                            340
                              Group II Weighted Average Remaining Term                                                           357

Sec. 4.03               Overcollateralization Amounts

                              Overcollateralization Amount                                                                878,899.60
                              Overcollateralization Target Amount                                                       5,281,161.47
                              Overcollateralization Release Amount                                                              0.00
                              Overcollateralization Deficiency Amount                                                   4,402,261.87

Sec. 4.03 (a)(xxiv)     Trigger Events

                              Has a Trigger Event Occurred and is continuing?                                                     NO
                              Cumulative Realized Losses as a percentage of the Original Pool Balance                          0.00%
                              Senior Enhancement Percentage                                                                   25.30%
                              Senior Specified Enhancement Percentage                                                         53.80%

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                              60+ Day Delinquent Loans as a percentage of the current Pool Balance                             0.10%

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                  0.00
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[GRAPHIC OMITTED]                                                        COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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